SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

Graco Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota 55413	55413
(Address of principal executive offices)	(Zip Code)

(612) 623-6000
(Registrant’s telephone number)

Item 7.	Financial Statements and Exhibits

(c)	The following exhibit is being furnished herewith:

99.	Press Release, dated October 15, 2003, of Graco Inc.

Item 12.	Disclosure of Results of Operations and Financial Condition

        The following information is being furnished to the Commission under Item 12 of Form 8-K, Results of Operations and Financial Conditions. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

        On October 15, 2003, Graco Inc. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended September 26, 2003. The release is furnished as Exhibit 99 hereto and is incorporated herein by reference.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.
Date: October 16, 2003	By: \s\Robert M. Mattison
Its: Vice President, General Counsel and Secretary